UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22323

Nuveen Enhanced Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report April 30, 2015

NUV
Nuveen Municipal Value Fund, Inc.

NUW
Nuveen AMT-Free Municipal Value Fund

NMI
Nuveen Municipal Income Fund, Inc.

NEV
Nuveen Enhanced Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	20

Statement of Assets and Liabilities	64

Statement of Operations	65

Statement of Changes in Net Assets	66

Financial Highlights	68

Notes to Financial Statements	72

Additional Fund Information	84

Glossary of Terms Used in this Report	85

Reinvest Automatically, Easily and Conveniently	87

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
June 22, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four Funds. Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2015?

A backdrop of supportive technical and fundamental factors helped the municipal market rally in the first half of the reporting period. However, conditions turned more volatile in the second three months. Disappointing economic data, uncertainty about the timeline for the Federal Reserve’s first rate increase, an oversupply of new issuance and seasonal weakness due to tax loss selling led to greater price fluctuations within the municipal market in early 2015. In this environment, interest rates fell through January then plodded upward, ending the reporting period at nearly the same level where they began. Municipal bond prices were up modestly for the overall six-month reporting period. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

Much of our trading activity during the reporting period was focused on reinvesting the cash from called bonds. The decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, as bond issuers sought to lower costs through refinancings.

Buying activity in NUV and NUW was relatively muted early in the reporting period then accelerated in the latter half. NUV purchased new issues for Atlanta Georgia Water and Wastewater Revenue Bonds and Indiana Finance Authority for Indiana University Hospital, as well as emphasized other shorter duration credits with ample liquidity to help keep the Fund within its specified duration ranges.

NMI maintained the same overall positioning during this reporting period, as we continued to emphasize the lower investment grade (A- and BBB rated) segments, and sectors such as health care, which represents the Fund’s largest exposure. Additionally, NMI kept its underweight allocation to state and local general obligation (GO) bonds, where we’ve seen relatively fewer attractive buying opportunities. Purchases during the reporting period included such names as Central Texas Turnpike System and Rush University Medical Center.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Trading activity was relatively light in NEV, as well. We emphasized credits in the lower investment grade range, with purchases mainly in A- and BBB rated credits. During this reporting period, additions to the Fund represented a diverse group of sectors, including bonds issued for Louisiana Public Facilities Authority Cleco Power LLC, Guam Power Authority, Virgin Islands Gross Tax Receipts and Pennsylvania State Turnpike Commission.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. We sold bonds in NEV for the Detroit City School District GOs on concerns about deteriorating credit conditions. The sale of the Detroit City School District bonds also resulted in a decrease in NEV’s use of inverse floating rate securities during this reporting period, as these issues were held in a tender option bond trust.

As of April 30, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NEV also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. These swaps had a negative impact on performance.

How did the Funds perform during the six-month reporting period ended April 30, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six months ended April 30, 2015, the total returns at NAV for all four of these Funds exceeded the return for the national S&P Municipal Bond Index. NUV, NUW and NMI outperformed the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average, while NEV surpassed the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average return.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.

In this reporting period, municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds’ durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. Exposure to zero coupon bonds, which typically have higher durations, was particularly beneficial. Among the four Funds, NUV had the largest weighting in zero coupon bonds, while NEV had the smallest.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark and credit exposure was generally positive for their performance. As with duration, differences in credit allocation accounted for some of the differences in performance. All of these Funds benefited from their lower rated holdings during this reporting period.

Among the municipal market sectors, tobacco, health care (especially hospitals), industrial development revenue (IDR) and transportation (especially tollroads) were some of the top-performing groups during this reporting period. Tobacco bonds performed well due to their lower credit quality and the broader demand for higher yields. Health care, IDR and transportation bonds also benefited from investor demand for lower rated credits, as well as generally improving credit fundamentals across these sectors.

6	Nuveen Investments

Overweight positions in tobacco, health care and transportation bonds were the main positive drivers of performance for NUV and NUW. Also during this reporting period, Moody’s upgraded Harris County-Houston Sports Authority bonds following a successful restructuring in November 2014. NUV held the bonds in its portfolio. NMI’s performance benefited from a positive contribution from its broad overweight allocation to revenue (as opposed to tax-supported) bonds, most notably in the health care sector. NEV also saw gains from its overweight exposures to hospital and IDR credits, as well as benefited from an overweight position in land-backed issues and no exposure to state GOs, which was among the weakest-performing sectors during this reporting period.

As noted in the previous Shareholder Fund Report, we continue to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that NUV and NEV had limited exposure to Puerto Rico debt, 0.34% and 1.02% respectively, while NUW and NMI did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa2/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015, a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.33% of assets under management as of April 30, 2015. As of April 30, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price. The four Funds continued to hold Detroit water and sewer bonds, and the small position sizes had an insignificant impact on performance.

Nuveen Investments	7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NEV relative to its comparative benchmark was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a modest positive contribution to the performance of NUV, NUW and NMI and a positive contribution to the performance of NEV over this reporting period.

As of April 30, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.89%	7.03%	8.93%	31.80%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

.
8	Nuveen Investments

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Dividend Date	NUV	NUW	NMI	NEV
November 2014	$0.0345	$0.0670	$0.0425	$0.0800
December	0.0345	0.0670	0.0425	0.0800
January	0.0345	0.0650	0.0425	0.0800
February	0.0345	0.0650	0.0425	0.0800
March	0.0345	0.0650	0.0425	0.0800
April 2015	0.0345	0.0650	0.0425	0.0800

Ordinary Income Distribution*	$0.0009	$0.0052	$0.0052	$0.0060

Market Yield**	4.19%	4.46%	4.19%	6.13%
Taxable-Equivalent Yield**	5.82%	6.19%	5.82%	8.51%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

Share Information (continued)

EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional shares:

	NUW	NEV
Additional Shares Authorized	1,200,000	5,200,000

During the current reporting period, NUW sold common shares through its equity shelf program at a weighted average premium to its NAV per share as shown in the accompanying table.

NUW
Shares Sold through Equity Shelf Program	112,069
Weighted Average Premium to NAV per Share Sold	1.35%

As of February 28, 2014, NUW’s shelf offering registration statements was no longer current. Therefore, the Fund was unable to issue additional shares under its equity shelf programs until a post-effective amendment to the Fund’s registration statement was filed with the Securities and Exchange Commission (the "SEC"). On January 27, 2015, a post-effective amendment to NUW’s registration statement was filed with the SEC and therefore, NUW may issue additional shares under its equity shelf program.

SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of April 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Shares Cumulatively Repurchased and Retired	0	0	0	0
Shares Authorized for Repurchase	20,565,000	1,320,000	830,000	2,110,000

OTHER SHARE INFORMATION

As of April 30, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$10.20	$17.16	$11.48	$15.62
Share Price	$9.87	$17.48	$12.18	$15.67
Premium/(Discount) to NAV	(3.24)%	1.86%	6.10%	0.32%
6-Month Average Premium/(Discount) to NAV	(4.42)%	(0.04)%	2.64%	(2.30)%

10	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	11

NUV
Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at NAV	1.94%	6.83%	5.92%	4.94%
NUV at Share Price	4.57%	6.36%	4.78%	5.69%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	1.79%	6.76%	5.71%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.5%
Common Stocks	0.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	46.2%
A	15.2%
BBB	8.5%
BB or Lower	9.1%
N/R (not rated)	2.1%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.9%
Health Care	18.8%
Transportation	16.1%
Tax Obligation/General	12.9%
U.S. Guaranteed	9.3%
Consumer Staples	6.4%
Utilities	5.0%
Other	12.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.6%
California	13.7%
Texas	11.6%
Florida	6.3%
Colorado	5.1%
Michigan	4.9%
New York	4.9%
Ohio	3.9%
Virginia	3.4%
Wisconsin	3.3%
Indiana	2.7%
Washington	2.5%
Nevada	2.4%
Louisiana	2.3%
Other	18.4%
Total	100%

Nuveen Investments	13

NUW
Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NUW at NAV	2.14%	7.26%	6.15%	8.41%
NUW at Share Price	5.89%	11.06%	6.59%	8.02%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	5.92%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	1.79%	6.76%	5.71%	6.36%

Since inception returns are from 2/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.7%
Other Assets Less Liabilities	3.4%
Net Assets Plus Floating Rate Obligations	103.1%
Floating Rate Obligations	(3.1)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.9%
AA	37.8%
A	18.1%
BBB	16.5%
BB or Lower	7.4%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	18.7%
Tax Obligation/Limited	17.2%
U.S. Guaranteed	13.7%
Transportation	11.4%
Tax Obligation/General	11.1%
Utilities	9.5%
Consumer Staples	6.3%
Water and Sewer	4.3%
Other	7.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.4%
California	10.2%
Florida	8.8%
Indiana	7.4%
Louisiana	7.3%
Colorado	6.3%
Texas	6.0%
Wisconsin	6.0%
Ohio	5.7%
Michigan	4.1%
Nevada	3.8%
Arizona	3.6%
Other	18.4%
Total	100%

Nuveen Investments	15

NMI
	Nuveen Municipal Income Fund, Inc	.
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at NAV	1.92%	7.58%	6.81%	5.66%
NMI at Share Price	10.21%	10.70%	6.84%	7.25%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.63%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	1.79%	6.76%	5.71%	4.82%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	2.6%
Net Assets Plus Floating Rate Obligations	103.5%
Floating Rate Obligations	(3.5)%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.7%
AA	30.2%
A	23.6%
BBB	20.8%
BB or Lower	6.1%
N/R (not rated)	5.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.7%
Tax Obligation/Limited	13.8%
Tax Obligation/General	11.4%
Utilities	11.0%
Education and Civic Organizations	10.6%
U.S. Guaranteed	8.1%
Transportation	7.9%
Consumer Staples	4.6%
Other	10.9%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.9%
Illinois	11.0%
Missouri	8.8%
Texas	8.2%
Colorado	8.1%
Wisconsin	6.4%
Florida	5.7%
Ohio	4.8%
New York	4.0%
Pennsylvania	2.8%
Tennessee	2.5%
Other	19.8%
Total	100%

Nuveen Investments	17

NEV
Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2015

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NEV at NAV	2.66%	11.07%	8.50%	8.20%
NEV at Share Price	8.43%	17.08%	9.18%	7.52%
S&P Municipal Bond Index	1.27%	4.86%	4.92%	4.73%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	2.40%	9.96%	8.36%	6.56%

Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.9%
Common Stocks	1.1%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	103.0%
Floating Rate Obligations	(3.0)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	10.7%
AA	39.4%
A	17.1%
BBB	13.4%
BB or Lower	10.5%
N/R (not rated)	8.1%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	22.0%
Health Care	17.5%
Education and Civic Organizations	11.3%
Transportation	10.6%
Tax Obligation/General	6.6%
Consumer Staples	5.6%
Utilities	4.8%
Long-Term Care	4.6%
U.S. Guaranteed	4.3%
Other	12.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.4%
Illinois	11.0%
Florida	6.8%
Ohio	6.3%
Pennsylvania	6.2%
Georgia	6.0%
Wisconsin	5.4%
New York	4.3%
Arizona	3.9%
Colorado	3.7%
Texas	3.4%
Louisiana	3.2%
Kansas	2.4%
Washington	2.4%
Other	18.6%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	19

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 99.5%
	Alaska – 0.6%
$5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA+ (4)	$5,021,750
5,405	CivicVentures, Alaska, Revenue Bonds, Anchorage Convention Center Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	AA–	5,482,183
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	7/15 at 100.00	B2	2,376,345
13,115	Total Alaska			12,880,278
	Arizona – 1.0%
2,630	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/15	No Opt. Call	AA	2,647,227
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (4)	2,520,375
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,749,825
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	2,477,124
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	6,373,303
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	4,701,439
20,045	Total Arizona			21,469,293
	Arkansas – 0.1%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding & Improvement Series 2007, 4.750%, 10/01/33 (Pre-refunded 10/01/17) – SYNCORA GTY Insured	10/17 at 100.00	A– (4)	1,259,492
	California – 13.7%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	3,661,679
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,599,100
5,195	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	7/15 at 35.76	CCC	1,481,198
3,275	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B2	3,210,646
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,188,650
6,000	5.000%, 4/01/37 (UB) (5)	4/16 at 100.00	A+	6,165,300
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	4,365,284
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,571,489
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,258,205

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	$1,815,596
4,400	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	Aa3	4,654,980
2,235	California State, General Obligation Bonds, Series 2003, 5.000%, 2/01/33	8/15 at 100.00	Aa3	2,243,046
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	Aa3	17,149,118
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa3	5,607,750
925	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/15 at 100.00	BBB+	928,885
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,728,469
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,044,996
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	5,512,200
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA–	2,566,859
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	AA	6,546,200
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	1,619,653
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	26,700,000
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
11,830	5.000%, 6/01/38 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	A1 (4)	11,871,405
15,000	5.000%, 6/01/45 (Pre-refunded 6/01/15)	6/15 at 100.00	A1 (4)	15,052,500
13,065	5.000%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	A1 (4)	13,110,728
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
23,995	4.500%, 6/01/27	6/17 at 100.00	B	23,354,813
14,475	5.000%, 6/01/33	6/17 at 100.00	B	12,197,793
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,198,095
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 (Pre-refunded 8/01/16) – AGC Insured	8/16 at 102.00	AA (4)	4,863,195
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,955,325
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,893,562
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	1,477,179
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
2,200	0.000%, 8/01/28	7/15 at 100.00	AA	1,869,296
2,315	0.000%, 8/01/43	8/35 at 100.00	AA	1,571,329
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,825,480
	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,720,312
11,575	0.000%, 8/01/31 – NPFG Insured	8/17 at 49.07	Aa2	5,297,646
2,620	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,320,270

Nuveen Investments	21

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	$2,596,562
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	4,723,404
2,355	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	A3	2,411,426
4,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	4,166,000
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	15,861,770
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	1,977,446
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,963,639
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB+	302,668
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured	No Opt. Call	AA–	8,218,553
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,333,400
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AAA	8,685,276
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	AA+	3,893,050
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	1,898,440
1,090	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	AA	1,237,968
210	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	244,629
331,745	Total California			286,712,462
	Colorado – 5.1%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	5,138,200
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	5,110,550
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	7,851,664
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,866,141
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	17,750,640
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	AA	784,890
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2012A, 5.000%, 3/01/41	3/22 at 100.00	Aa2	2,225,880
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	No Opt. Call	A+	3,232,268
2,200	5.000%, 11/15/29	11/22 at 100.00	A+	2,515,722
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,747,260

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
$24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	$12,783,650
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	8,476,200
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	2,349,844
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	4,276,426
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,301,981
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	5,149,100
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	7,420,490
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	5,843,700
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	4,285,613
134,915	Total Colorado			106,110,219
	Connecticut – 1.0%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,637,280
15,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	15,697,498
8,110	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (6)	No Opt. Call	N/R	638,655
3,000	University of Connecticut, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/15/16	No Opt. Call	AA	3,089,880
27,610	Total Connecticut			21,063,313
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,416,400
	Florida – 6.3%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	3,313,050
4,725	Florida Department of Transportation, State Infrastructure Bank Revenue Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AA+	4,764,029
5,090	Florida State Board of Education, Lottery Revenue Bonds, Series 2010C, 5.000%, 7/01/15	No Opt. Call	AAA	5,132,145
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (Pre-refunded 6/01/15) (UB)	6/15 at 101.00	AAA	10,136,800
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	Aa3	3,209,075
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	2,753,589
4,555	Lee County, Florida, Transportation Facilities Revenue Bonds, Sanibel Bridges & Causeway Project, Series 2005B, 5.000%, 10/01/30 (Pre-refunded 10/01/15) – CIFG Insured	10/15 at 100.00	AA (4)	4,646,692
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	5,505,950
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A–	4,465,135
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	A	10,968,130

Nuveen Investments	23

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005B, 5.000%, 10/01/18 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A	$3,059,100
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	2,227,020
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A	4,422,600
9,340	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA	10,576,616
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	3,054,599
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43	11/22 at 100.00	BBB+	3,425,468
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	9,928,118
8,175	Saint John’s County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 (Pre-refunded 10/01/16) – BHAC Insured	10/16 at 100.00	AA+ (4)	8,705,476
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,652,500
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/34	5/25 at 100.00	AA–	6,932,758
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
3,035	5.000%, 8/15/19	8/17 at 100.00	AA	3,323,022
14,730	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,524,389
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,727,284
123,800	Total Florida			132,453,545
	Georgia – 0.1%
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/34	5/25 at 100.00	AA–	2,873,375
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	390,205
	Hawaii – 0.2%
3,625	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2009A, 5.250%, 4/01/32 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	4,187,709
	Illinois – 14.5%
5,125	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	5,304,068
17,305	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	11,127,288
7,195	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	3,022,835
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AA+	1,595,100
2,280	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,283,374
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,585	4.750%, 1/01/30 – AGM Insured	1/16 at 100.00	AA	2,615,167
5,000	4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	5,020,850
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	7/15 at 100.00	AA–	285,020
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/15 at 100.00	AA	7,796,113

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,500	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	7/15 at 100.00	AA	$3,513,860
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	2,638,802
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA	3,194,345
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	9,762,234
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,519,203
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	No Opt. Call	AAA	5,556,300
13,070	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	11,994,076
14,960	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	14,257,478
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	A2	1,652,454
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 15.500%,1/01/39	11/19 at 100.00	AA	2,164,988
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,358,770
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.356%, 7/01/15 (IF)	No Opt. Call	AA+	5,976,835
4,845	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,653,485
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,900,544
2,000	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/19 – AGM Insured	5/18 at 100.00	AA	2,205,200
4,260	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	4,697,289
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	606,094
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	889,301
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,807,275
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	3,226,710
4,475	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	4,861,014
1,750	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	1,929,778
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/15 at 101.00	A	3,809,363
1,540	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 (Pre-refunded 6/15/15) – AMBAC Insured	6/15 at 101.00	N/R (4)	1,565,071
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	716,688
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	6,209,037
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CC	3,565,150

Nuveen Investments	25

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
$12,320	0.010%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	$12,025,922
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	AAA	8,848,864
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	6,920,633
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	3,087,496
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	3,100,402
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	6,573,594
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	10,398,700
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AAA	2,324,520
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	9,151,706
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	8,294,580
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	8,432,086
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	3,892,596
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	8,449,682
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	14,062,104
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
3,775	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	4,093,119
5,715	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	6,174,943
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured	No Opt. Call	AA	8,114,517
1,160	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA	1,174,546
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured	No Opt. Call	AA	3,780,512
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	3,226,890
4,900	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	5,062,386
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	703,824
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	A3	1,471,412
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	700,056
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
3,680	0.000%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	3,623,586
3,330	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,670,827
2,945	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/15 – AGM Insured	No Opt. Call	AA	2,938,050
385,660	Total Illinois			304,578,712
	Indiana – 2.7%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	7/15 at 100.00	BB+	301,239
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	5,419,718

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40 (WI/DD, Settling 5/07/15)	6/25 at 100.00	AA–	$2,232,113
1,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,750,306
3,000	Indiana Finance Authority, State Revolving Fund Program Bonds, Series 2006A, 5.000%, 2/01/16	No Opt. Call	AAA	3,108,930
4,000	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	4,289,560
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,408,378
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,113,620
8,235	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	8,680,266
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	11,176,250
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,807,632
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	10,121,778
3,460	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	3,855,513
61,640	Total Indiana			57,265,303
	Iowa – 1.3%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	15,496,730
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
175	5.375%, 6/01/38	6/15 at 100.00	B+	155,045
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	6,254,290
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,757,115
26,640	Total Iowa			26,663,180
	Kansas – 0.2%
4,660	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	3,375,564
	Kentucky – 0.3%
790	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	7/15 at 100.00	AA–	791,864
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,876,333
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39	7/31 at 100.00	Baa3	4,190,880
8,540	Total Kentucky			6,859,077
	Louisiana – 2.2%
2,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/15	No Opt. Call	A1	2,969,547
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	13,316,879
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB+	2,777,983
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB+	6,528,610

Nuveen Investments	27

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$2,255	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	$2,272,386
2,895	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (4)	2,937,962
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
3,620	5.250%, 5/15/38	5/17 at 100.00	Baa1	3,777,144
1,900	5.375%, 5/15/43	5/17 at 100.00	Baa1	1,977,387
5,000	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/37 (Pre-refunded 9/01/16) – NPFG Insured	9/16 at 100.00	AA– (4)	5,325,600
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	5,234,200
43,370	Total Louisiana			47,117,698
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,202,702
	Maryland – 0.5%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,300	5.250%, 9/01/17 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,363,154
3,125	4.600%, 9/01/30 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	3,178,563
1,545	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,583,888
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	2,583,175
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	1,709,835
9,970	Total Maryland			10,418,615
	Massachusetts – 2.1%
5,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A, 5.250%, 7/01/34	No Opt. Call	AAA	5,577,400
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A–	2,335,683
1,347	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (6), (7)	7/15 at 103.00	D	73,847
987	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (6), (7)	7/15 at 17.16	D	54,099
1,526	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (6), (7)	7/15 at 103.00	D	83,702
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	534,220
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2005C, 5.000%, 7/15/35	No Opt. Call	AAA	3,029,130
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,593,664
11,615	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	12,262,188
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	10,250,663
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/29 – NPFG Insured	No Opt. Call	AA–	650,112
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	7/15 at 100.00	Aaa	321,376

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$5,005	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 5.000%, 8/01/41 (Pre-refunded 8/01/16)	8/16 at 100.00	AA+ (4)	$5,293,338
43,790	Total Massachusetts			43,059,422
	Michigan – 4.9%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
2,130	6.000%, 10/01/33	10/23 at 100.00	N/R	1,771,052
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,028,424
8,335	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/15 at 100.00	B–	8,009,935
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,521,479
3,700	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,981,200
273	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16	10/15 at 100.00	A3	273,400
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
11,160	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	11,316,015
3,110	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,105,739
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,437,370
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,700,109
7,525	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	8,165,152
1,775	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	AA–	1,780,964
2,955	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	3,027,102
670	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	A3	672,251
2,200	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2005B, 4.750%, 7/01/34 – BHAC Insured	No Opt. Call	AA+	2,330,548
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
165	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	169,006
5,250	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,274,465
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson	5/20 at 100.00	A2	2,166,700
	Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured
1,487	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A, 5.375%, 4/01/16	10/15 at 100.00	A–	1,490,472
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	BBB+	2,055,476
4,600	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	5,108,254
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/35	6/22 at 100.00	AA	5,569,800
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/29	10/20 at 100.00	AAA	2,492,322
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	5,615,950
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	8,641,129
Nuveen Investments	29

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A1	$3,162,440
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,422,343
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005:
1,465	4.750%, 12/01/18 – AGC Insured (Alternative Minimum Tax)	12/15 at 100.00	AA	1,501,874
2,560	5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,615,219
98,295	Total Michigan			102,406,190
	Minnesota – 1.2%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	7/15 at 100.00	A+	1,756,405
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,454,606
8,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2010A, 5.000%, 8/01/15	No Opt. Call	AA+	8,098,480
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	6,994,624
22,855	Total Minnesota			24,304,115
	Missouri – 1.2%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,793,586
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	13,303,200
2,600	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/25 – NPFG Insured	12/16 at 100.00	AA–	2,744,092
5,055	Springfield Public Utilities Board, Missouri, Certificates of Participation, Series 2012,	No Opt. Call	AA	5,198,966
	5.000%, 12/01/15
23,120	Total Missouri			25,039,844
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39 (Pre-refunded 2/01/18)	2/18 at 100.00	AA (4)	5,626,750
	Nevada – 2.4%
4,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FGIC Insured	6/15 at 101.00	AA– (4)	4,063,800
10,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Series 2013C-1, 2.500%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	A	10,036,700
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2007A-1, 5.000%, 7/01/26 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A+	2,138,080
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	5,934,045
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/34	12/24 at 100.00	AA+	11,466,698
2,000	Nevada State, General Obligation Bonds, Municipal Bond Bank Projects R9A-R12, Refunding Series 2005F, 5.000%, 12/01/16 – AGM Insured	6/15 at 100.00	AA+	2,008,420
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	9,903,800
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.938%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,151,100
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B1	1,618,530
47,075	Total Nevada			50,321,173

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.1%
$1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	$1,674,525
	New Jersey – 2.2%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,025,948
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/15 at 100.00	AA–	2,596,971
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	3,438,666
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	A–	1,831,346
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	15,139,800
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	11,936,700
205	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	213,442
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	109,405
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	109,405
70	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	72,937
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	1,277,386
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,425	4.625%, 6/01/26	6/17 at 100.00	B+	3,308,071
6,215	4.750%, 6/01/34	6/17 at 100.00	B2	4,819,608
79,780	Total New Jersey			45,879,685
	New Mexico – 0.1%
1,070	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,207,388
	New York – 4.8%
10,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	N/R	10,129,200
8,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	8,883,084
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	2,085,160
5,160	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	5,969,191
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	14,087,537
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB	1,554,983
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/15 at 100.50	N/R	10,216,000
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	10,142,250
3,525	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,004,541
2,330	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/37 (Pre-refunded 6/15/15)	6/15 at 100.00	N/R (4)	2,343,188
1,170	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/37	6/15 at 100.00	AAA	1,176,915

Nuveen Investments	31

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	$1,808,050
3,320	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	3,597,286
10,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	10,455,300
2,700	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	3,127,599
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	11,702,667
94,425	Total New York			101,282,951
	North Carolina – 0.4%
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,163,440
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	1,673,520
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	2,224,246
1,255	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA–	1,281,794
745	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	812,415
8,510	Total North Carolina			9,155,415
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	9,569,960
	Ohio – 3.9%
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	10,539,337
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	648,485
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,615	5.375%, 6/01/24	6/17 at 100.00	B–	5,815,577
6,075	5.125%, 6/01/24	6/17 at 100.00	B–	5,182,826
12,205	5.875%, 6/01/30	6/17 at 100.00	B–	10,352,281
17,165	5.750%, 6/01/34	6/17 at 100.00	B–	14,008,013
4,020	6.000%, 6/01/42	6/17 at 100.00	B	3,373,544
11,940	5.875%, 6/01/47	6/17 at 100.00	B	9,883,574
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	14,399,402
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,092,141
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,511,803
91,140	Total Ohio			81,806,983

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3%
$1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$1,641,934
2,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	2,093,260
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	AA–	1,875,898
1,250	5.000%, 8/15/29	8/25 at 100.00	AA–	1,448,125
6,240	Total Oklahoma			7,059,217
	Oregon – 0.1%
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	3,080,620
	Pennsylvania – 0.6%
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA–	964,313
2,715	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	2,976,047
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/43	12/22 at 100.00	AA–	8,312,100
11,465	Total Pennsylvania			12,252,460
	Puerto Rico – 0.3%
76,485	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	5,386,074
21,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,645,770
97,485	Total Puerto Rico			7,031,844
	Rhode Island – 0.4%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	5/15 at 100.00	AA–	6,266,375
2,125	Rhode Island, General Obligation Bonds, Consolidated Capital Development Loan, Refunding Series 2005A, 5.000%, 8/01/17 – AGM Insured	8/15 at 100.00	AA	2,151,116
8,375	Total Rhode Island			8,417,491
	South Carolina – 1.3%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,560	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA	7,937,794
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	5,711,084
2,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005C, 4.750%, 1/01/23 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA– (4)	2,015,460
8,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/55	6/25 at 100.00	AA–	8,672,160
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,948,270
35,550	Total South Carolina			28,284,768

Nuveen Investments	33

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.7%
$2,780	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	$3,043,627
7,520	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.625%, 4/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	8,532,192
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	3,112,860
13,300	Total Tennessee			14,688,679
	Texas – 11.5%
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	2,078,000
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,918,453
2,140	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/15	No Opt. Call	AAA	2,170,559
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	7/15 at 100.00	C	332,150
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	No Opt. Call	A+	8,063,400
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	255,941
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation, Series 2013, 5.000%, 8/15/39	8/23 at 100.00	AA–	5,436,000
6,005	Friendswood Independent School District, Galveston County, Texas, General Obligation Bonds, Schoolhouse Series 2008, 5.000%, 2/15/37	No Opt. Call	AAA	6,540,166
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	29,828,213
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,334,300
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured	11/31 at 39.79	AA	1,330,535
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	7,005,173
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	5,699,672
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	13,689,763
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	6,856,000
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	4,986,700
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB	5,068,550
3,750	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 1996, 0.000%, 8/15/16	No Opt. Call	Aaa	3,726,150
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB	2,241,980

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	$1,954,733
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	36,938,098
5,220	6.500%, 1/01/43	1/25 at 100.00	A2	6,475,567
6,320	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	7,041,238
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	6,252,306
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/32	1/25 at 100.00	A3	10,171,525
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (6)	7/15 at 100.00	C	125,000
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.355%, 2/15/30 (IF)	2/17 at 100.00	AA	12,751,378
4,455	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	5,195,109
355	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	429,266
3,970	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA	4,559,386
1,030	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Christus Health, Refunding Series 2008A, 6.500%, 7/01/37 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	1,220,272
6,435	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/20	No Opt. Call	AA	6,915,630
10,400	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	11,362,936
	Texas State University System, Financing Revenue Bonds, Refunding Series 2006:
1,990	5.000%, 3/15/27 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (4)	2,072,685
260	5.000%, 3/15/27 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (4)	270,834
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	7,872,296
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,897,905
281,440	Total Texas			242,067,869
	Utah – 0.2%
3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured (Pre-refunded 6/01/15)	6/15 at 100.00	AA (4)	3,273,464
	Virginia – 3.4%
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,543,215
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	10,453,100

Nuveen Investments	35

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
$15,895	5.125%, 7/01/49	No Opt. Call	BBB–	$17,149,433
9,620	5.000%, 7/01/52	No Opt. Call	BBB–	10,218,845
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
975	0.000%, 7/01/36	No Opt. Call	BBB–	352,326
18,410	0.000%, 7/01/43	No Opt. Call	BBB–	4,611,705
1,270	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	No Opt. Call	N/R	1,296,403
	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
640	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	688,602
845	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	909,169
1,415	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	1,524,535
2,505	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	2,695,230
4,405	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/31	6/16 at 100.00	Baa1	4,492,792
2,230	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 4.000%, 6/01/20 (Pre-refunded 6/01/15)	6/15 at 100.00	NR (4)	2,237,181
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,107,815
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,599,714
1,650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,911,162
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,122,910
83,665	Total Virginia			71,914,137
	Washington – 2.5%
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,225,662
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	2,895,912
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA	13,407,840
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,588,400
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	5,084,400
2,320	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	AA–	2,468,619
6,165	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee – SR 520 Corridor Program, Series 2013C, 5.000%, 9/01/15	No Opt. Call	AA	6,265,366
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	5,945,212
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	10,219,855
59,460	Total Washington			53,101,266

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	$3,413,640
	Wisconsin – 3.3%
4,000	Milwaukee, Wisconsin, General Obligation Bonds, Series 2011N-3, 5.000%, 5/15/16	No Opt. Call	AA	4,196,280
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior Credit Group, Series 2010E, 5.000%, 11/15/33	11/19 at 100.00	AA+	7,919,422
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	A–	1,034,640
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,536,001
4,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,766,969
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,934,675
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	4,346,055
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	6,280,100
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,260,924
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010A, 5.000%, 6/01/30	6/20 at 100.00	AA–	11,086,000
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
2,490	5.750%, 5/01/33	5/19 at 100.00	AA–	2,879,361
8,945	6.250%, 5/01/37	5/19 at 100.00	AA–	10,550,359
2,620	Wisconsin State, General Obligation Bonds, Series 2012-1, 5.000%, 5/01/16	No Opt. Call	AA	2,745,105
60,535	Total Wisconsin			68,535,891
	Wyoming – 0.2%
2,034	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,336,363
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,180,447
3,884	Total Wyoming			4,516,810
$2,405,264	Total Municipal Bonds (cost $1,907,055,149)			2,086,269,699

Shares	Description (1)			Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
97,183	American Airlines Group Inc. (8)			$4,692,481
	Total Common Stocks (cost $2,775,109)			4,692,481

Nuveen Investments	37

NUV	Nuveen Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$841	Las Vegas Monorail Company, Senior Interest Bonds (7), (9)	5.500%	7/15/19	N/R	$151,381
224	Las Vegas Monorail Company, Senior Interest Bonds (7), (9)	3.000%	7/15/55	N/R	29,916
$1,065	Total Corporate Bonds (cost $95,463)				181,297
	Total Long-Term Investments (cost $1,909,925,721)				2,091,143,477
	Floating Rate Obligations – (0.8)%				(16,130,000)
	Other Assets Less Liabilities – 1.1%				23,370,199
	Net Assets – 100%				$2,098,383,676

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group ("Standard & Poor’s"), Moody’s Investors Service, Inc. ("Moody’s") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(9)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued/delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

38	Nuveen Investments

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 99.7%
	Alaska – 0.5%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$760	4.625%, 6/01/23	7/15 at 100.00	Ba1	$760,129
350	5.000%, 6/01/46	7/15 at 100.00	B2	276,787
1,110	Total Alaska			1,036,916
	Arizona – 3.5%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	Baa1	4,641,120
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,465,484
7,045	Total Arizona			8,106,604
	California – 10.2%
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A1	2,967,425
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.500%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	847,300
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
2,615	5.000%, 6/01/45 (Pre-refunded 6/01/15)	6/15 at 100.00	A1 (4)	2,624,153
1,625	5.000%, 6/01/45 (Pre-refunded 6/01/15) – AMBAC Insured	6/15 at 100.00	A1 (4)	1,630,688
4,235	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,568,750
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	611,681
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	10,537,312
700	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	526,400
22,825	Total California			23,313,709
	Colorado – 6.3%
5,000	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,127,800
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	2,647,014
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	2,002,145
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	4,634,800
18,490	Total Colorado			14,411,759
	Florida – 8.8%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41 (UB) (5)	10/19 at 100.00	A	10,855,175
1,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA (4)	1,008,120

Nuveen Investments	39

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
$2,500	6.000%, 7/01/38	7/18 at 100.00	AA	$2,860,725
2,000	5.625%, 7/01/38	7/18 at 100.00	AA	2,254,080
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	220,221
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	517,642
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	166,283
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.450%, 5/01/23 (6)	5/18 at 100.00	N/R	5
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1, RMKT, 6.450%, 5/01/23 (6)	5/18 at 100.00	N/R	45,965
910	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.450%, 5/01/23	5/17 at 100.00	N/R	914,969
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	811,079
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	420,041
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	9
21,020	Total Florida			20,074,314
	Georgia – 0.8%
460	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	538,904
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	1,250,820
1,460	Total Georgia			1,789,724
	Illinois – 12.4%
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
265	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	105,791
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	979,020
3,000	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	7/15 at 100.00	AA	3,011,880
260	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 – NPFG Insured	1/16 at 100.00	Aa2	268,182
465	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa2 (4)	479,973
1,885	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Capital Appreciation Refunding Series 2002B, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AAA	1,879,986
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	5,816,482
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37	5/19 at 100.00	A	4,137,770
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	6,029,048
3,940	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,060,682
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	703,824

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,045	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – FGIC Insured	No Opt. Call	AA–	$789,477
28,010	Total Illinois			28,262,115
	Indiana – 7.4%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39	3/19 at 100.00	AA–	5,796,350
3,600	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	3,853,404
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	3,857,357
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,301,540
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,129,770
15,750	Total Indiana			16,938,421
	Iowa – 1.9%
1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	1,651,203
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	2,680,059
4,570	Total Iowa			4,331,262
	Kansas – 0.1%
260	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	188,336
	Louisiana – 7.3%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,723,300
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	7,285,110
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	286,781
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,425,529
15,530	Total Louisiana			16,720,720
	Maine – 2.0%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.221%, 7/01/39 (IF) (5)	7/19 at 100.00	Aa2	4,552,575
	Maryland – 0.2%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
180	5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	184,709
275	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	282,087
455	Total Maryland			466,796
	Massachusetts – 0.6%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.600%, 8/01/38 (IF)	8/19 at 100.00	AAA	1,414,690

Nuveen Investments	41

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 4.1%
$5,050	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	$5,120,599
50	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – NPFG Insured	7/16 at 100.00	AA–	51,180
3,100	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	3,175,268
1,750	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/26 – AGM Insured	10/16 at 61.33	AA	1,058,435
9,950	Total Michigan			9,405,482
	Nevada – 3.7%
1,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AAA	1,136,460
1,150	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2005A, 5.000%, 7/01/40 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA– (4)	1,159,373
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	6,256,058
7,565	Total Nevada			8,551,891
	New Jersey – 3.5%
1,500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003A, 5.500%, 11/01/15 – AGM Insured	No Opt. Call	AAA	1,540,425
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	2,635,999
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	3,748,680
6,635	Total New Jersey			7,925,104
	New York – 1.8%
255	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	269,665
3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,641,820
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	153,284
3,385	Total New York			4,064,769
	Ohio – 5.7%
5,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2009A, 5.750%, 2/15/39 (Pre-refunded 2/15/19) – AGC Insured	2/19 at 100.00	AA (4)	5,851,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/17 at 100.00	B–	1,793,943
5,910	6.500%, 6/01/47	6/17 at 100.00	B	5,273,670
13,025	Total Ohio			12,919,513
	Oklahoma – 1.0%
2,150	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	2,250,255
	Rhode Island – 1.5%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	BBB+	3,450,420

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.4%
$5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA	$3,255,348
	Texas – 6.0%
3,550	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/31 (Pre-refunded 8/15/16)	8/16 at 46.64	Aaa	1,645,035
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	2,056,379
5,435	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A3 (4)	6,114,049
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	1,638,885
2,000	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23 (Pre-refunded 2/01/17)	2/17 at 100.00	AAA	2,154,760
14,340	Total Texas			13,609,108
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,140,100
	Virginia – 1.9%
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	928,914
1,000	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,062,250
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,330,300
4,400	Total Virginia			4,321,464
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,706,820
	Wisconsin – 5.9%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/27	2/22 at 100.00	A–	1,116,650
1,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A+ (4)	1,928,424
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	10,539,719
11,605	Total Wisconsin			13,584,793
$224,850	Total Long-Term Investments (cost $190,591,091)			227,793,008
	Floating Rate Obligations – (3.1)%			(7,125,000)
	Other Assets Less Liabilities – 3.4%			7,901,748
	Net Assets – 100%			$228,569,756

Nuveen Investments	43

NUW	Nuveen AMT-Free Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group ("Standard & Poor’s"), Moody’s Investors Service, Inc. ("Moody’s") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8%
	MUNICIPAL BONDS – 99.8%
	Alabama – 1.6%
$1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Pre-refunded 6/01/15) (Alternative Minimum Tax)	6/15 at 100.00	BBB (4)	$1,004,150
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/15 at 100.00	AA	502,115
1,500	Total Alabama			1,506,265
	Arizona – 0.6%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	593,950
	California – 17.0%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	4,483,502
	Brea Olinda Unified School District, Orange County, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,737,280
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,728,470
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,677,090
345	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B+	348,257
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	A–	251,170
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	422,801
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	CCC	905,040
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
540	4.500%, 6/01/27	6/17 at 100.00	B	525,593
1,000	5.750%, 6/01/47	6/17 at 100.00	B	869,390
250	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	279,863
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	418,545
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	289,918
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	463,609
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	551,115
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	12/21 at 100.00	A	1,226,840
17,915	Total California			16,178,483

Nuveen Investments	45

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 8.2%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A:
$150	5.125%, 12/01/29	12/23 at 100.00	BBB	$167,643
250	5.375%, 12/01/33	12/23 at 100.00	BBB	282,813
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,114,640
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A3	1,021,620
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	848,993
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,132,640
225	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 4.125%, 12/01/30	12/20 at 100.00	BBB	231,651
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	1,184,950
815	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	1,007,096
270	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	276,013
500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	513,830
6,960	Total Colorado			7,781,889
	Connecticut – 0.3%
275	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	7/15 at 100.00	BBB	276,334
	Florida – 5.8%
750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	784,808
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/15 at 100.00	N/R	100,024
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	585,270
1,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	1,136,223
595	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	660,688
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	1,106,880
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	580,827
535	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	535,407
5,020	Total Florida			5,490,127
	Georgia – 1.8%
745	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.000%, 11/01/25	11/23 at 100.00	BBB+	756,995
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	565,990
355	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	400,941
1,600	Total Georgia			1,723,926

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.3%
$250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	$282,000
	Illinois – 11.1%
500	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 4.500%, 11/01/36	11/24 at 100.00	A	498,635
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098, 18.282%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA	1,333,480
270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	295,863
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	93,382
450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	537,597
600	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/34	5/25 at 100.00	A+	666,246
155	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	167,081
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+ (4)	616,170
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	279,553
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	A–	1,059,785
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (6)	1/16 at 100.00	D	64,240
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	1,570,214
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 (Pre-refunded 11/01/15) – FGIC Insured	11/15 at 100.00	AA– (4)	1,336,633
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/27	10/22 at 100.00	Baa1	488,475
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	943,256
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	569,527
9,560	Total Illinois			10,520,137
	Indiana – 2.0%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	534,182
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	699,992
100	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	110,722
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	605,625
1,780	Total Indiana			1,950,521
	Iowa – 1.0%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	904,247

Nuveen Investments	47

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.4%
$415	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	$420,735
	Kentucky – 2.4%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	574,460
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,712,145
2,000	Total Kentucky			2,286,605
	Louisiana – 0.6%
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA	563,735
	Maryland – 1.4%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,079,540
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	221,105
1,210	Total Maryland			1,300,645
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	381,714
1,025	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	1,151,270
1,380	Total Michigan			1,532,984
	Minnesota – 0.5%
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	502,735
	Mississippi – 0.4%
420	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/15 at 100.00	BBB	422,520
	Missouri – 8.9%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	297,913
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	4,537,888
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	147,523
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	1,050,510
200	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C2, 5.000%, 10/01/34	10/23 at 100.00	A	225,280
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/26	2/22 at 100.00	BBB+	1,070,000
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	$561,410
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB–	562,630
8,015	Total Missouri			8,453,154
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	445,992
	New Jersey – 0.7%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	112,853
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
180	4.625%, 6/01/26	6/17 at 100.00	B+	173,855
500	4.750%, 6/01/34	6/17 at 100.00	B2	387,740
780	Total New Jersey			674,448
	New York – 4.0%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	739,652
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	67,413
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	460,560
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	522,765
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	312,464
1,700	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	8/15 at 100.00	N/R	1,729,240
3,555	Total New York			3,832,094
	North Dakota – 0.6%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	BBB+ (4)	239,472
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	367,134
500	Total North Dakota			606,606
	Ohio – 4.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
300	5.375%, 6/01/24	6/17 at 100.00	B–	263,745
1,020	5.125%, 6/01/24	6/17 at 100.00	B–	870,203
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	1,028,080

Nuveen Investments	49

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/36	8/21 at 100.00	A2	$1,883,384
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	543,580
4,570	Total Ohio			4,588,992
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	325,407
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/29	6/22 at 100.00	A1	956,556
1,150	Total Oregon			1,281,963
	Pennsylvania – 2.8%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/40	5/22 at 100.00	AA–	1,095,700
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	507,973
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB+	1,058,550
2,460	Total Pennsylvania			2,662,223
	South Carolina – 0.6%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	569,254
	Tennessee – 2.5%
1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,381,363
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,037,620
2,250	Total Tennessee			2,418,983
	Texas – 8.3%
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	362,450
480	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/32	9/24 at 100.00	A2	537,710
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	181,882
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
850	19.920%, 1/01/38 (Pre-refunded 1/01/18) (IF) (5)	1/18 at 100.00	A3 (4)	1,382,287
150	20.031%, 1/01/38 (Pre-refunded 1/01/18) (IF) (5)	1/18 at 100.00	A3 (4)	248,016
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Baa2	252,398
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	324,313
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,165	5.000%, 12/15/27	No Opt. Call	A3	1,303,344
505	5.000%, 12/15/28	No Opt. Call	A3	560,999

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	$481,294
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	931,739
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	548,705
655	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	720,860
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	8/15 at 57.84	AAA	25,725
6,570	Total Texas			7,861,722
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	478,842
	Virginia – 0.3%
250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	289,570
	Washington – 0.6%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	517,680
	Wisconsin – 6.4%
1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A–	1,142,725
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	306,872
940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,062,736
1,315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University, Series 2012, 4.000%, 10/01/32	10/22 at 100.00	A2	1,365,457
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	1,227,440
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/34	8/24 at 100.00	A+	276,900
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	BBB+	540,230
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.125%, 10/01/34	10/22 at 102.00	N/R	203,770
5,545	Total Wisconsin			6,126,130
$90,060	Total Long-Term Investments (cost $85,057,164)			95,045,491

Nuveen Investments	51

NMI	Nuveen Municipal Income Fund, Inc.
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MUNICIPAL BONDS – 1.1%
	California – 1.1%
$800	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	$803,488
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	100,436
120	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (7)	No Opt. Call	N/R	120,523
$1,020	Total Short-Term Investments (cost $1,020,000)			1,024,447
	Total Investments (cost $86,077,164) – 100.9%			96,069,938
	Floating Rate Obligations – (3.5)%			(3,335,000)
	Other Assets Less Liabilities – 2.6%			2,485,208
	Net Assets – 100%			$95,220,146

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group ("Standard & Poor’s"), Moody’s Investors Service, Inc. ("Moody’s") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

52	Nuveen Investments

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.0%
	MUNICIPAL BONDS – 100.9%
	Alabama – 0.9%
$2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/15 at 100.00	AA	$2,008,460
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%, 10/01/48 – AGM Insured	10/23 at 102.00	AA	1,101,390
3,000	Total Alabama			3,109,850
	Arizona – 3.9%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 17.833%, 7/01/36 (IF) (4)	1/22 at 100.00	AA–	2,178,995
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	2,263,800
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31 – BAM Insured	7/19 at 100.00	AA	2,867,873
1,030	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47	7/21 at 100.00	BB	1,114,954
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	307,837
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	2,269,060
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A–	56,883
1,798	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,824,970
11,283	Total Arizona			12,884,372
	California – 16.6%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (5)	5,763,650
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.366%, 10/01/16 (IF)	No Opt. Call	Aa1	1,376,651
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120, 24.341%, 10/01/33 (IF) (4)	10/19 at 100.00	AA	3,597,132
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.565%, 2/15/23 (IF) (4)	8/20 at 100.00	AA–	3,177,215
300	24.565%, 2/15/23 (IF) (4)	8/20 at 100.00	AA–	552,465
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	A3	1,223,530
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	560,075
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	502,740
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA+	287,755
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	555,464
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 (Pre-refunded 6/01/15) – AGC Insured	6/15 at 100.00	AA (5)	3,041,272

Nuveen Investments	53

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011, 21.096%, 6/01/38 – AMBAC Insured (Pre-refunded 6/01/15) (IF) (4)	6/15 at 100.00	A1 (5)	$2,101,117
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	1,738,780
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 33.198%, 1/15/19 (IF) (4)	No Opt. Call	Aaa	6,039,140
1,710	Los Angeles Community College District, California, General Obligation Bonds, Tender Option Bond Trust 3237, 25.053%, 8/01/27 (Pre-refunded 8/01/18) (IF)	8/18 at 100.00	AA+ (5)	2,931,590
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 22.749%, 9/01/42 (IF) (4)	9/21 at 100.00	Aa3	2,567,600
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	604,952
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,363,165
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,413,320
1,255	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	7/15 at 100.00	N/R	1,230,377
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	292,804
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	289,918
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	612,800
700	6.750%, 8/01/33	2/21 at 100.00	A–	851,914
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB+	616,150
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	442,901
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	1,132,970
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 21.312%, 6/01/17 (IF) (4)	No Opt. Call	A+	3,994,968
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA	3,327,234
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,275,046
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,148,673
40,755	Total California			54,613,368
	Colorado – 3.8%
1,941	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,957,828
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
250	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	250,593
38	5.000%, 9/01/16 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	35,243
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,025,480

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	$1,236,760
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	597,868
4,030	6.500%, 11/15/38	No Opt. Call	A	5,451,663
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	877,519
13,549	Total Colorado			12,432,954
	Connecticut – 0.7%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	960,686
1,022	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,215,618
1,937	Total Connecticut			2,176,304
	Delaware – 0.2%
660	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	7/15 at 100.00	N/R	660,554
	District of Columbia – 0.5%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,641,630
	Florida – 6.9%
1,785	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,713,975
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 5.625%, 6/01/33	6/23 at 100.00	BBB–	2,173,000
975	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	983,180
895	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	7/15 at 100.00	N/R	895,698
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33	6/21 at 100.00	BB–	1,103,810
600	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2006, 5.000%, 11/15/32	11/16 at 100.00	BBB–	625,320
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A	1,168,020
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,872,829
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA	3,966,635
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	1,691,730
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,073,980
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,107,980
425	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	457,576
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	58,726

Nuveen Investments	55

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	$137,639
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	42,125
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (7)	5/18 at 100.00	N/R	1
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1, RMKT, 6.650%, 5/01/40 (7)	5/18 at 100.00	N/R	15,386
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	249,513
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	215,877
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/18 at 100.00	N/R	112,185
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40	5/18 at 100.00	N/R	2
910	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	N/R	910,692
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,144,325
22,055	Total Florida			22,720,204
	Georgia – 6.1%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30 – AGMC Insured (UB)	1/21 at 100.00	AA	13,882,920
690	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	808,356
670	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	790,439
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB–	1,563,525
2,460	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	BB–	2,478,032
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	101,647
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	311,412
17,420	Total Georgia			19,936,331
	Guam – 1.5%
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,908,122
1,500	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	1,706,265
1,250	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,431,013
4,510	Total Guam			5,045,400
	Illinois – 11.0%
3,125	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 3.840%, 6/15/23	12/15 at 100.00	N/R	3,126,219
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA	2,358,600
645	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	697,122
355	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	434,761

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	$3,245,250
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
1,605	20.112%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	2,018,721
1,540	16.299%, 9/01/38 (IF) (4)	9/22 at 100.00	BBB	1,858,226
1,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	7/15 at 100.00	BB–	1,000,420
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	3,943,680
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	1,016,940
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
690	17.847%, 8/15/20 (IF)	No Opt. Call	AA+	974,804
150	17.847%, 8/15/20 (IF)	No Opt. Call	AA+	205,428
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 27.422%, 8/15/39 (IF) (4)	8/19 at 100.00	AA+	3,507,699
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,095,790
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	559,105
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121, 26.599%, 2/15/35 – AGM Insured (IF) (4)	8/21 at 100.00	AA	889,061
970	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,098,738
30	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	35,767
2,235	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.000%, 6/01/24 (7)	7/15 at 100.00	Caa2	2,067,195
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30 (8)	1/16 at 100.00	D	784,020
1,515	5.250%, 1/01/36 (8)	1/16 at 100.00	D	442,380
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	1,179,070
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,050,730
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,783,250
34,975	Total Illinois			36,372,976
	Indiana – 1.7%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	1,409,173
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,614,945
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,422,820
4,895	Total Indiana			5,446,938

Nuveen Investments	57

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 2.4%
$3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	$3,211,290
1,245	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	1,262,206
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	3,574,875
7,810	Total Kansas			8,048,371
	Kentucky – 0.4%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series 2013, 5.700%, 8/01/39 – AGM Insured	8/23 at 100.00	AA	1,142,360
	Louisiana – 3.2%
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	2,173,040
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	3,386,138
2,710	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	3,095,335
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.130%, 5/01/33 (IF)	5/20 at 100.00	AA	1,798,527
9,180	Total Louisiana			10,453,040
	Massachusetts – 1.5%
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	710,675
590	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	614,284
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (7)	1/18 at 100.00	N/R	7,650
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	AA	2,401,313
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	1,038,810
7,600	Total Massachusetts			4,772,732
	Michigan – 2.2%
1,900	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	A3	1,906,384
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	AA	3,056,869
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	2,364,369
6,865	Total Michigan			7,327,622
	Mississippi – 0.1%
420	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/15 at 100.00	BBB	422,520
	Missouri – 0.2%
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB–	665,466

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.9%
$1,565	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	$1,738,105
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43 (Pre-refunded 2/01/17)	2/17 at 100.00	AA (5)	1,077,190
2,565	Total Nebraska			2,815,295
	Nevada – 1.6%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,227,600
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 32.613%, 4/01/17 (IF)	No Opt. Call	AA	3,183,788
3,670	Total Nevada			5,411,388
	New Jersey – 1.8%
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/15 at 100.00	B+	1,103,700
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B+	1,813,268
1,410	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	1,488,565
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B+	1,448,790
5,560	Total New Jersey			5,854,323
	New York – 4.3%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,282,457
1,225	6.250%, 7/15/40	1/20 at 100.00	BBB–	1,438,211
4,500	6.375%, 7/15/43	1/20 at 100.00	BBB–	5,291,683
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,117,350
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,711,725
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	312,464
2,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	2,010,260
12,590	Total New York			14,164,150
	Ohio – 6.4%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	853,140
6,000	5.750%, 6/01/34	6/17 at 100.00	B–	4,896,480
6,500	5.875%, 6/01/47	6/17 at 100.00	B	5,380,505
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	825,618
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA	3,613,110
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,087,160
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 28.671%, 5/01/29 (IF)	5/19 at 100.00	A+	3,037,596

Nuveen Investments	59

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	$1,347,924
21,130	Total Ohio			21,041,533
	Pennsylvania – 6.3%
1,412	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	1,470,292
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	1,134,930
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	1,734,045
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	7/15 at 100.00	Ba3	1,334,119
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,656,435
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,080,020
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.694%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	1,716,811
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc. Series 2002A, 7.500%, 2/15/29	7/15 at 100.00	N/R	13,274
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/15 at 100.00	B–	1,000,030
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,101,840
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,302,492
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	1,143,680
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,480	0.000%, 12/01/30	12/27 at 100.00	A–	3,836,944
1,000	0.000%, 12/01/38	12/27 at 100.00	A–	1,092,660
18,532	Total Pennsylvania			20,617,572
	Puerto Rico – 1.0%
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,607,310
1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	830,010
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	CCC+	994,660
3,500	Total Puerto Rico			3,431,980
	Tennessee – 0.2%
500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A	519,180
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	A	58,877
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	178,058
705	Total Tennessee			756,115

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 3.4%
$3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (7)	7/18 at 100.00	N/R	$227,500
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 24.628%, 3/01/19 (IF)	No Opt. Call	AA+	3,377,340
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	935,170
2,325	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,334,671
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	559,909
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	962,588
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,212,200
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (5)	1,646,115
12,390	Total Texas			11,255,493
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BB–	1,035,490
	Vermont – 0.9%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Ba1	1,058,550
1,760	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,857,786
2,760	Total Vermont			2,916,336
	Virgin Islands – 0.4%
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series2014C, 5.000%, 10/01/39	10/24 at 100.00	BBB+	1,083,530
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	274,520
1,250	Total Virgin Islands			1,358,050
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	1,427,240
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,104,546
3,010	Total Virginia			2,531,786
	Washington – 2.4%
250	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	252,948
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,219,980
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,279,700

Nuveen Investments	61

NEV	Nuveen Enhanced Municipal Value Fund
	Portfolio of Investments (continued)	April 30, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006, 5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	AA	$1,043,390
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,153,880
7,250	Total Washington			7,949,898
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	786,360
	Wisconsin – 5.4%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	4,078,864
1,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/31	No Opt. Call	AA	564,890
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	1,122,950
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	529,090
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118:
1,290	16.879%, 10/01/20 (IF) (4)	No Opt. Call	AA–	1,380,739
1,000	21.877%, 4/01/29 (IF) (4)	4/19 at 100.00	AA–	1,424,900
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	1,149,285
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	2,107,640
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	515,655
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 10B, 32.416%, 5/01/36 (IF) (4)	5/19 at 100.00	AA–	5,066,200
14,380	Total Wisconsin			17,940,213
	Wyoming – 0.8%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
710	6.250%, 7/01/31	7/21 at 100.00	BBB	806,553
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,831,856
2,310	Total Wyoming			2,638,409
$303,406	Total Municipal Bonds (cost $286,668,021)			332,377,383

62	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Airlines – 1.1%
75,333	American Airlines Group Inc. (9)	$3,637,454
	Total Common Stocks (cost $2,340,765)	3,637,454
	Total Long-Term Investments (cost $289,008,786)	336,014,837
	Floating Rate Obligations – (3.0)%	(10,000,000)
	Other Assets Less Liabilities – 1.0% (10)	3,515,656
	Net Assets – 100%	$329,530,493

Investments in Derivatives as of April 30, 2015
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (11)	Date	(Depreciation	)
Barclays Bank PLC	$6,400,000	Receive	Weekly USD-SIFMA	3.254%		Quarterly	5/21/15	5/21/36	$(1,284,041)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group ("Standard & Poor’s"), Moody’s Investors Service, Inc. ("Moody’s") or Fitch, Inc. ("Fitch:") rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

(7)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)
On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(9)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(10)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
	Assets and Liabilities	April 30, 2015 (Unaudited)

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Assets
Long-term investments, at value (cost $1,909,925,721, $190,591,091, $85,057,164 and $289,008,786, respectively)	$2,091,143,477	$227,793,008	$95,045,491	$336,014,837
Short-term investments, at value (cost $—, $—, $1,020,000 and $—, respectively)	—	—	1,024,447	—
Cash	—	4,622,131	1,417,429	—
Receivable for:
Dividends	9,718	—	—	7,533
Interest	26,059,015	3,761,773	1,333,543	6,889,618
Investments sold	12,873,777	175,808	135,574	180,574
Shares sold	—	250,009	—	—
Other assets	336,306	36,947	229	29,008
Total assets	2,130,422,293	236,639,676	98,956,713	343,121,570
Liabilities
Cash overdraft	5,878,938	—	—	354,750
Floating rate obligations	16,130,000	7,125,000	3,335,000	10,000,000
Unrealized depreciation on interest rate swaps	—	—	—	1,284,041
Payable for:
Dividends	6,239,687	792,780	319,514	1,640,143
Investments purchased	2,331,896	—	—	—
Accrued expenses:
Management fees	803,358	112,921	48,323	238,879
Directors/Trustees fees	303,904	1,621	688	13,533
Other	350,834	37,598	33,042	59,731
Total liabilities	32,038,617	8,069,920	3,736,567	13,591,077
Net assets	$2,098,383,676	$228,569,756	$95,220,146	$329,530,493
Shares outstanding	205,627,646	13,319,197	8,293,854	21,097,018
Net asset value ("NAV") per share outstanding	$10.20	$17.16	$11.48	$15.62
Net assets consist of:
Shares, $0.01 par value per share	$2,056,276	$133,192	$82,939	$210,970
Paid-in surplus	1,943,202,317	192,068,031	85,466,122	304,557,343
Undistributed (Over-distribution of) net investment income	8,755,353	1,036,843	313,315	3,300,050
Accumulated net realized gain (loss)	(36,848,026)	(1,870,227)	(635,004)	(24,259,880)
Net unrealized appreciation (depreciation)	181,217,756	37,201,917	9,992,774	45,722,010
Net assets	$2,098,383,676	$228,569,756	$95,220,146	$329,530,493
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
	Operations	Six Months Ended April 30, 2015 (Unaudited)

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Investment Income	$49,638,673	$6,133,127	$2,460,522	$11,609,316
Expenses
Management fees	4,859,327	679,116	291,559	1,459,674
Interest expense	48,436	18,870	3,596	153,899
Custodian fees	144,492	19,578	13,570	32,105
Directors/Trustees fees	29,895	3,213	1,363	4,692
Professional fees	18,678	16,612	11,579	16,550
Shareholder reporting expenses	115,905	12,881	4,956	15,357
Shareholder servicing agent fees	143,263	206	7,542	166
Shelf offering expenses	—	—	—	168,658
Stock exchange listing fees	33,178	4,087	4,107	4,087
Investor relations expenses	52,994	4,547	3,457	8,453
Other	42,643	8,346	4,827	6,038
Total expenses before expense reimbursement	5,488,811	767,456	346,556	1,869,679
Expense reimbursement	—	—	—	(84,329)
Net expenses	5,488,811	767,456	346,556	1,785,350
Net investment income (loss)	44,149,862	5,365,671	2,113,966	9,823,966
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	4,405,938	1,087,366	219,743	2,328,692
Change in net unrealized appreciation (depreciation) of:
Investments	(6,520,658)	(1,657,067)	(499,242)	(2,590,675)
Swaps	—	—	—	(695,141)
Net realized and unrealized gain (loss)	(2,114,720)	(569,701)	(279,499)	(957,124)
Net increase (decrease) in net assets from operations	$42,035,142	$4,795,970	$1,834,467	$8,866,842

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
	Changes in Net Assets	(Unaudited)

	Municipal Value (NUV)		AMT-Free Municipal Value (NUW)
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14

Operations
Net investment income (loss)	$44,149,862	$88,465,526	$5,365,671	$10,814,536
Net realized gain (loss) from:
Investments	4,405,938	(23,760,811)	1,087,366	(777,431)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(6,520,658)	149,211,079	(1,657,067)	12,876,821
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	42,035,142	213,915,794	4,795,970	22,913,926
Distributions to Shareholders
From net investment income	(42,749,995)	(90,044,352)	(5,253,688)	(10,652,977)
From accumulated net realized gains	—	—	—	(1,170,323)
Decrease in net assets from distributions to shareholders	(42,749,995)	(90,044,352)	(5,253,688)	(11,823,300)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	1,947,987	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	224,877	—
Net increase (decrease) in net assets from capital share transactions	—	—	2,172,864	—
Net increase (decrease) in net assets	(714,853)	123,871,442	1,715,146	11,090,626
Net assets at the beginning of period	2,099,098,529	1,975,227,087	226,854,610	215,763,984
Net assets at the end of period	$2,098,383,676	$2,099,098,529	$228,569,756	$226,854,610
Undistributed (Over-distribution of) net investment income at the end of period	$8,755,353	$7,355,486	$1,036,843	$924,860

See accompanying notes to financial statements.

66	Nuveen Investments

	Municipal Income (NMI)		Enhanced Municipal Value (NEV)
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Operations
Net investment income (loss)	$2,113,966	$4,182,791	$9,823,966	$20,288,705
Net realized gain (loss) from:
Investments	219,743	(48,482)	2,328,692	(1,145,517)
Swaps	—	—	—	67,000
Change in net unrealized appreciation (depreciation) of:
Investments	(499,242)	6,388,820	(2,590,675)	35,327,232
Swaps	—	—	(695,141)	(800,705)
Net increase (decrease) in net assets from operations	1,834,467	10,523,129	8,866,842	53,736,715
Distributions to Shareholders
From net investment income	(2,157,029)	(4,556,295)	(10,252,434)	(20,271,431)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,157,029)	(4,556,295)	(10,252,434)	(20,271,431)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	79,084	112,466	46,885	—
Net increase (decrease) in net assets from capital share transactions	79,084	112,466	46,885	—
Net increase (decrease) in net assets	(243,478)	6,079,300	(1,338,707)	33,465,284
Net assets at the beginning of period	95,463,624	89,384,324	330,869,200	297,403,916
Net assets at the end of period	$95,220,146	$95,463,624	$329,530,493	$330,869,200
Undistributed (Over-distribution of) net investment income at the end of period	$313,315	$356,378	$3,300,050	$3,728,518

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains -	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
Municipal Value (NUV)
Year Ended 10/31:
2015(d)	$10.21	$0.21	$(0.01)	$0.20	$(0.21)	$—	$(0.21)	$—		$—		$10.20	$9.87
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—		—		10.21	9.64
2013	10.31	0.44	(0.70)	(0.26)	(0.45)	—	(0.45)	—		0.01		9.61	9.05
2012	9.65	0.46	0.71	1.17	(0.47)	(0.06)	(0.53)	—	*	0.02		10.31	10.37
2011	9.82	0.48	(0.16)	0.32	(0.47)	(0.02)	(0.49)	—		—	*	9.65	9.66
2010	9.51	0.49	0.30	0.79	(0.47)	(0.01)	(0.48)	—		—		9.82	10.02

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2015(d)	17.19	0.40	(0.04)	0.36	(0.40)	—	(0.40)	—		0.01		17.16	17.48
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—		—		17.19	16.89
2013	17.78	0.85	(1.48)	(0.63)	(0.80)	(0.01)	(0.81)	—	*	0.01		16.35	15.23
2012	16.47	0.84	1.29	2.13	(0.82)	—	(0.82)	—		—		17.78	18.66
2011	16.85	0.93	(0.39)	0.54	(0.90)	(0.02)	(0.92)	—		—		16.47	17.06
2010	16.20	0.91	0.65	1.56	(0.90)	(0.01)	(0.91)	—		—		16.85	17.57

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

68	Nuveen Investments

		Ratios/Supplemental Data

Total Returns			Ratios to Average Net Assets
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate	(c)

1.94%	4.57%	$2,098,384	0.52	%***	4.22	% ***	7%
11.04	11.54	2,099,099	0.56		4.36		17
(2.55)	(8.67)	1,975,227	0.55		4.34		19
12.62	13.15	2,105,323	0.60		4.63		14
3.53	1.61	1,915,231	0.65		5.15		10
8.44	6.18	1,944,094	0.61		5.05		8

2.14	5.89	228,570	0.68	***	4.74	***	1
10.95	17.27	226,855	0.75		4.92		10
(3.59)	(14.31)	215,764	0.72		4.93		7
13.23	14.73	231,140	0.68		4.90		10
3.61	2.93	212,873	0.71		5.92		1
9.91	17.22	216,146	0.69		5.55		4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities as follows:

Municipal Value (NUV)
Year Ended 10/31:
2015(d)	—	%****
2014	0.01
2013	—	**
2012	0.02
2011	0.01
2010	0.01

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2015(d)	0.02	%***
2014	0.02
2013	—	**
2012	—
2011	—
2010	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended April 30, 2015.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
****	Annualized ratio rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Beginning NAV		Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Offering Costs		Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price
Municipal Income (NMI)
Year Ended 10/31:
2015(e)	$11.52	$0.25	$(0.03)	$0.22	$(0.26)	$—		$(0.26)	$—		$—	$11.48	$12.18
2014	10.80	0.50	0.77	1.27	(0.55)	—		(0.55)	—		—	11.52	11.30
2013	11.66	0.54	(0.83)	(0.29)	(0.57)	—		(0.57)	—		—	10.80	10.11
2012	10.75	0.57	0.91	1.48	(0.57)	—		(0.57)	—		—	11.66	12.66
2011	10.84	0.58	(0.10)	0.48	(0.57)	—		(0.57)	—		—	10.75	11.13
2010	10.38	0.58	0.45	1.03	(0.57)	—		(0.57)	—		—	10.84	11.24

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2015(e)	15.69	0.47	(0.05)	0.42	(0.49)	—		(0.49)	—		—	15.62	15.67
2014	14.10	0.96	1.59	2.55	(0.96)	—		(0.96)	—		—	15.69	14.91
2013	15.82	0.96	(1.80)	(0.84)	(0.96)	—		(0.96)	(0.01)		0.09	14.10	13.92
2012	13.97	1.01	1.80	2.81	(0.96)	—		(0.96)	—		—	15.82	16.16
2011	14.78	1.01	(0.89)	0.12	(0.93)	—		(0.93)	—		—	13.97	13.70
2010	13.73	0.94	1.02	1.96	(0.91)	—	*	(0.91)	—	*	—	14.78	14.56

(a)
Total Return Based on NAV is the combination of changes in NAV reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

Total Returns			Ratios/Supplemental Data

				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.92%		10.21%	$95,220	0.73	%***	4.45	%***	3%
12.06		17.55	95,464	0.76		4.55		15
(2.58)		(15.91)	89,384	0.73		4.73		18
14.05		19.51	96,298	0.78		5.09		15
4.73		4.62	88,488	0.77		5.61		16
10.12		11.14	89,008	0.77		5.47		14

2.66		8.43	329,530	1.06	***(c)	5.98	***(c)	4
18.67		14.58	330,869	1.08		6.49		5
(5.02	)**	(8.12)	297,404	1.08		6.44		12
20.67		25.68	305,341	1.12		6.73		11
1.28		1.02	269,050	1.17		7.47		33
14.73		3.52	284,682	1.07		6.64		28

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and/or the effect of the interest expense and fees paid on borrowings, where applicable, each as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and Note 8 – Borrowing Arrangements, respectively, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2015(e)	0.01	%***
2014	0.01
2013	0.01
2012	0.01
2011	0.01
2010	0.02

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2015(e)	0.09	%***
2014	0.09
2013	0.08
2012	0.09
2011	0.08
2010	0.04

(c)
During the period ended April 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Equity Shelf Programs and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
			Net Investment
Enhanced Municipal Value (NEV)	Expenses		Income (Loss)
Year Ended 10/31:2015(e)	1.08	%***	5.96	%***

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended April 30, 2015.
*	Rounds to less than $0.01 per share.
**
During the fiscal year ended October 31, 2013, Enhanced Municipal Value (NEV) received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on NAV.

***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Municipal Value Fund, Inc. (NUV) ("Municipal Value (NUV)")
• Nuveen AMT-Free Municipal Value Fund (NUW) ("AMT-Free Municipal Value (NUW)")
• Nuveen Municipal Income Fund, Inc. (NMI) ("Municipal Income (NMI)")
• Nuveen Enhanced Municipal Value Fund (NEV) ("Enhanced Municipal Value (NEV)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Municipal Value (NUV) and Municipal Income (NMI) were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009 respectively.

The end of the reporting period for the Funds is April 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2015 ("the current fiscal period").

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Outstanding when-issued/delayed delivery purchase commitments	$2,268,518	$—	$—	$—

72	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the "Board"). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Municipal Value (NUV)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,086,058,051	$211,648	***	$2,086,269,699
Common Stocks	4,692,481	—	—		4,692,481
Corporate Bonds	—	—	181,297	***	181,297
Total	$4,692,481	$2,086,058,051	$392,945		$2,091,143,477

AMT-Free Municipal Value (NUW)
Long-Term Investments*:
Municipal Bonds	$—	$227,793,008	$—	$227,793,008

Municipal Income (NMI)
Long-Term Investments*:
Municipal Bonds	$—	$95,045,491	$—		$95,045,491
Short-Term Investments*:
Municipal Bonds	—	—	1,024,447	***	1,024,447
Total	$—	$95,045,491	$1,024,447		$96,069,938

Enhanced Municipal Value (NEV)
Long-Term Investments*:
Municipal Bonds	$—	$332,342,140	$35,243	***	$332,377,383
Common Stocks	3,637,454	—	—		3,637,454
Investments in Derivatives:
Interest Rate Swaps**	—	(1,284,041)	—		(1,284,041)
Total	$3,637,454	$331,058,099	$35,243		$334,730,796

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

74	Nuveen Investments

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose trust (referred to as the "Trust") created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").

An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund"s Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as "Floating rate obligations." In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of "Interest expense" on the Statement of Operations.

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund"s Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund"s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Average floating rate obligations outstanding	$16,821,216	$7,125,000	$3,335,000	$15,524,862
Average annual interest rate and fees	0.58%	0.53%	0.22%	0.54%

As of the end of the reporting period, the total amount of floating rate obligations issued by each Fund"s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

Floating Rate Obligations Outstanding	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Floating rate obligations: self-deposited Inverse Floaters	$16,130,000	$7,125,000	$3,335,000	$10,000,000
Floating rate obligations: externally-deposited Inverse Floaters	24,335,000	10,165,000	6,005,000	143,660,000
Total	$40,465,000	$17,290,000	$9,340,000	$153,660,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the liquidity provider for the Trust"s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund"s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund"s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

Floating Rate Obligations-Externally-Deposited Recourse Trusts	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Maximum exposure to Recourse Trusts	$7,500,000	$10,165,000	$6,005,000	$141,150,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds" investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

76	Nuveen Investments

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund"s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund"s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract (which is akin to a bond"s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund"s contractual rights and obligations under the contracts. For over-the-counter ("OTC") swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day"s "mark-to-market’ of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin.’ Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts’ on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps’ on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps.’ In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received’ on the Statement of Assets and Liabilities.

During the current fiscal period, as part of its duration management strategies, Enhanced Municipal Value (NEV) invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Enhanced
Municipal
Value
(NEV)
Average notional amount of interest rate swap contracts outstanding*	$3,840,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year

The following table presents the fair value of all interest rate swap contracts held by Enhanced Municipal Value (NEV) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps			Unrealized depreciation
		—	$—	on interest rate swaps	$(1,284,041)

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

							Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps	**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments	***	Collateral Pledged to (from) Counterparty	Net Exposure
Enhanced Municipal Value (NEV)	Barclays Bank PLC	$—		$(1,284,041)	$—	$(1,284,041)	$1,284,041		$—	$—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
Enhanced Municipal Value (NEV)	Interest rate	Swaps	$—	$(695,141)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund"s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue additional shares through an equity shelf programs ("Shelf Offering"), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value ("NAV") per share.

Authorized shares, shares issued and offering proceeds, net of offering costs under each Fund’s shelf offering during the Fund’s current and prior fiscal periods, were as follows:

	Municipal Value (NUV)		AMT-Free Municipal Value (NUW)		Enhanced Municipal Value (NEV)
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Authorized shares	—	19,600,000	1,200,000	1,200,000	5,200,000	5,200,000
Shares issued	—	—	112,069	—	—	—
Offering proceeds, net of offering costs	$—	$—	$1,947,987	$—	$—	$—

78	Nuveen Investments

As of February 28, 2014, Municipal Value"s (NUV) and AMT-Free Municipal Value’s (NUW) shelf offering registration statements were no longer current. Therefore, the Fund may not issue additional shares under its equity shelf programs until a post-effective amendment to the registration statement is filed with the SEC. On January 27, 2015, a post-effective amendment to the registration statement for AMT-Free Municipal Value was filed with the SEC and therefore, the Fund may issue additional common shares under its equity shelf program.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of "Proceeds from shelf offering, net of offering costs’ on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, or when the Fund’s shelf offering registration statement is no longer effective, any remaining deferred charges will be expensed accordingly and recognized as a component of "Shelf offering expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets, when applicable.

During Enhanced Municipal Value’s (NEV) current and prior fiscal period the Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed Enhanced Municipal Value (NEV) for half of the costs incurred in connection with the Shelf Offerings, which is recognized as "Expense reimbursement" on the Statement of Operations.

Share Transactions
Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	Municipal Value (NUV)		AMT-Free Municipal Value (NUW)
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Shares sold through
shelf offering	—	—	112,069	—
Shares issued to shareholders
due to reinvestment of distributions	—	—	12,953	—
Weighted average premium to
NAV per shelf offering share sold	—%	—%	1.35%	—%

	Municipal Income (NMI)		Enhanced Municipal Value (NEV)
	Six Months Ended 4/30/15	Year Ended 10/31/14	Six Months Ended 4/30/15	Year Ended 10/31/14
Shares sold through
shelf offering*	—	—	—	—
Shares issued to shareholders
due to reinvestment of distributions	6,815	10,131	2,917	—
Weighted average premium to
NAV per shelf offering share sold*	—%	—%	—%	—%

*	Municipal Income (NMI) is not authorized to issue additional shares through a shelf offering as of the end of the reporting period
.
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Purchases	$149,695,641	$3,453,556	$3,231,660	$15,699,111
Sales and maturities	146,504,953	6,029,110	4,795,819	20,312,679

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Cost of investments	$1,888,582,778	$182,197,493	$82,478,479	$279,051,709
Gross unrealized:
Appreciation	$213,929,048	$38,481,410	$10,657,159	$51,819,700
Depreciation	(27,498,452)	(10,895)	(400,536)	(4,856,572)
Net unrealized appreciation (depreciation) of investments	$186,430,596	$38,470,515	$10,256,623	$46,963,128

Permanent differences, primarily due to federal taxes paid, taxable market discount, paydowns and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ last tax year end, as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Paid-in-surplus	$—	$—	$—	$(25)
Undistributed (Over-distribution of) net investment income	(138,569)	(3,996)	1,628	(245,021)
Accumulated net realized gain (loss)	138,569	3,996	(1,628)	245,046

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ last tax year end, were as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Undistributed net tax-exempt income1	$7,644,054	$613,043	$428,289	$4,550,626
Undistributed net ordinary income2	193,185	69,219	42,806	127,511
Undistributed net long-term capital gains	—	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2014, paid on November 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any
.
80	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Distributions from net tax-exempt income	$89,550,845	$10,608,117	$4,555,037	$20,250,337
Distributions from net ordinary income2	1,007,575	45,032	42,212	21,094
Distributions from net long-term capital gains	—	1,170,151	—	—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Municipal Value (NUV)	AMT-Free Municipal Value (NUW)	Municipal Income (NMI)	Enhanced Municipal Value (NEV)
Expiration:
October 31, 2016	$—	$—	$164,175	$—
October 31, 2017	—	—	289,822	—
October 31, 2018	—	—	—	2,946,811
October 31, 2019	—	—	—	16,146,849
Not subject to expiration	37,246,074	3,159,929	400,748	6,617,921
Total	$37,246,074	$3,159,929	$854,745	$25,711,581

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for Municipal Value (NUV) is calculated according to the following schedule:

Average Daily Net Assets	Municipal Value (NUV) Fund-Level Fee
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Gross Interest Income	Municipal Value (NUV) Gross Income Fee
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for AMT-Free Municipal Value (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV) is calculated according to the following schedules:

Average Daily Managed Assets*	AMT-Free Municipal Value (NUW) Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Average Daily Net Assets	Municipal Income (NMI) Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For net assets over $5 billion	0.3750

Average Daily Managed Assets*	Enhanced Municipal Value (NEV) Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3875

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2015, the complex-level fee rate for each Fund was 0.1635%.

82	Nuveen Investments

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings as a means of financial leverage. The Fund has entered into a $100 million (maximum commitment amount) committed, unsecured, 364-day line of credit ("Borrowings") with its custodian bank. Interest charged on the used portion of the Borrowings is calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 1.25% or (ii) the overnight London Inter-bank Offered Rate ("LIBOR’) plus 1.25%. In addition, the Fund accrues a commitment fee of 0.125% per annum on the unused portion of the Borrowings.

On June 13, 2014, Enhanced Municipal Value (NEV) renewed its Borrowings, at which time the termination date was extended through June 12, 2015. The Fund also paid a one-time closing fee of 0.10% on the maximum commitment amount of the Borrowings, which will be fully expensed through the termination date. All the terms of the Borrowings remained unchanged.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance is recognized as a component of "Interest expense" on the Statement of Operations.

During the current fiscal period the Fund did not utilize its Borrowings. On June 12, 2015 (subsequent to the close of this reporting period), Enhanced Municipal Value (NEV) did not renew its borrowing arrangement and the Borrowings were therefore terminated.

Nuveen Investments	83

Additional
Fund Information

Board of Directors/Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

84	Nuveen Investments

Glossary of Terms Used in this Report

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Nuveen Investments	85

Glossary of Terms Used in this Report (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage 3rm, bank, or other nominee. Ask your investment advisor if his or her 3rm will participate on your behalf. Participants whose shares are registered in the name of one 3rm may not be able to transfer the shares to another 3rm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	87

Nuveen Investments:
                        Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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ESA-A-0415D 8578-INV-B-06/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Enhanced Municipal Value Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2015